Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
11. GOODWILL
The following is a continuity of goodwill by segment:

	Body Exteriors & Structures	Power & Vision	Seating Systems	Complete Vehicles	Corporate	Total

Balance, December 31, 2022	448	1,198	260	105	20	2,031
Acquisitions [note 7b]	—	670	—	—	—	670

Foreign exchange and other	4	60	(2)	4	—	66
Balance, December 31, 2023	452	1,928	258	109	20	2,767
Acquisitions [note 7a]	—	34	—	—	—	34

Foreign exchange and other	(17)	(94)	(8)	(7)	(1)	(127)
Balance, December 31, 2024	$ 435	$1,868	$250	$102	$ 19	$2,674
The Company assessed goodwill impairment based on a comparison of each reporting unit’s fair value to the underlying carrying amount of net assets, including goodwill. Fair value of a reporting unit is determined using estimated discounted future cash flows, which involves significant estimates including forecasted production volumes and sales, discount rates, and terminal growth rates.
The Company reviewed goodwill for impairment as at December 31, 2024 and identified two reporting units with a heightened risk of impairment. Differing assumptions could affect fair value estimates, or future performance against such assumptions could result in a reduction in estimated fair value and a potential future impairment loss.
A reporting unit within Body Exteriors & Structures has goodwill of $202 million and estimated fair value exceeds the carrying amount by approximately 1%. However, changes to the following assumptions would impact the reporting unit’s estimated fair value as follows:

●	Increasing the discount rate by 50 basis points results in the fair value to be below the carrying amount by approximately 5%, or $300 million;
●	Decreasing the terminal growth rate by 50 basis points results in the fair value to be below carrying amount by approximately 3%, or $170 million; or
●	Decreasing planned production volumes would impact forecasted sales and could lead to a reduction in the reporting unit’s estimated fair value below its carrying amount.
A reporting unit within Power & Vision has goodwill of $688 million and estimated fair value exceeds the carrying amount by approximately 4%. However, changes to the following assumptions would impact the reporting unit’s estimated fair value as follows:

●	Increasing the discount rate by 50 basis points results in the fair value to be below the carrying amount by approximately 6%, or $120 million;
●	Decreasing the terminal growth rate by 50 basis points results in the fair value to be below the carrying amount by approximately 1%, or $40 million; or
●
Decreasing forecasted sales due to increased competition, lower planned production volumes, or lower take-rates for ADAS systems could lead to a reduction in the reporting unit’s estimated fair value below its carrying amount.

The Company believes the assumptions used to estimate fair value are reasonable and appropriate, however the future financial performance of a reporting unit is dependent on the Company’s ability to realize its business plan, which is affected by future market and economic conditions. In addition, future changes in management’s assumptions and/or estimates could lead to different fair value estimates and potentially result in impairment charges.